
ABRAXAS
Abraxas Caprito 98 #201H; Ward Cty., TX

Abraxas Petroleum Corporation
January 2019

Forward-Looking Statements

ABRAXAS

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.

Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, availability of capital, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Oil and Gas Reserves. The SEC permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as total potential, de-risked, and EUR (expected ultimate recovery), that the SEC's guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and natural gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized.

Non-GAAP Measures. Included in this presentation are certain non-GAAP financial measures as defined under SEC Regulation G. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation.

Initial production, or IP, rates, for both our wells and for those wells that are located near our properties, are limited data points in each well's productive history. These rates are sometimes actual rates and sometimes extrapolated or normalized rates. As such, the rates for a particular well may change as additional data becomes available. Peak production rates are not necessarily indicative or predictive of future production rates, expected ultimate recovery, or EUR, or economic rates of return from such wells and should not be relied upon for such purpose. Equally, the way we calculate and report peak IP rates and the methodologies employed by others may not be consistent, and thus the values reported may not be directly and meaningfully comparable. Lateral lengths described are indicative only. Actual completed lateral lengths depend on various considerations such as lease-line offsets. Standard length laterals, sometimes referred to as 5,000 foot laterals, are laterals with completed length generally between 4,000 feet and 5,500 feet. Mid-length laterals, sometimes referred to as 7,500 foot laterals, are laterals with completed length generally between 6,500 feet and 8,000 feet. Long laterals, sometimes referred to as 10,000 foot laterals, are laterals with completed length generally longer than 8,000 feet.

Corporate Profile

NASDAQ: AXAS

Headquarters.........................	San Antonio	EV/BOE[1,3]................................	$8.15
Shares outstanding[1]...............	166.6 mm	Proved Reserves[4]...................	61.6 mmboe
Market cap[1]	$200 mm	NBV Non-Oil & Gas Assets[5]...	$20.8 mm
Net debt[2].................................	$146 mm	Production[6]............................	11,427 boepd
2019E CAPEX...........................	$95 mm	PV-10[7]......................................	$557.6

(1) Shares outstanding as of October 31, 2018. Market cap using share price as of January 24, 2019.
(2) Total net debt including RBL facility and building mortgage less estimated cash as of September 30, 2018.
(3) Enterprise value includes working capital deficit (excluding current hedging assets and liabilities) as of October 31, 2018, but does not include building mortgage. Includes RBL facility and building mortgage less cash as of October 31, 2018.
(4) Internally estimated Proved reserves as of June 30, 2018.
(5) Net book value of other assets as of October 31, 2018.
(6) December 2018 average daily net sales.
(7) PV-10 calculated using SEC pricing of $57.50/bbl of oil and $2.90/mcf of natural gas.

2019 Operating and Financial Guidance

2019 Capex Budget Allocation

Area	Capital ($MM)	% of Total	Gross Wells	Net Wells
Permian - Delaware	$46.2	48.8%	7.0	6.7
Bakken/Three Forks	38.3	40.5%	10.0	5.2
Acquisitions/Facilities/Other	10.1	10.6%	0.0	0.0
Total	**$94.5**	**100%**	**17.0**	**11.9**

2019 Operating Guidance

Operating Costs	Low Case	High Case
LOE ($/BOE)	$4.00	$6.00
Production Tax (% Rev)	8.0%	9.0%
Cash G&A ($mm)	$8.5	$12.5
Production (boepd)	10,500	11,500



Daily Production vs Yearly CAPEX (1)
12,000
10,000
8,000
6,000
4,000
2,000
0
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
2015A
2016A
2017A
2018A
2019E (2)



2019 Expected Production Mix
14%
17%
69%
Oil
Gas
NGL

(1) Yearly CAPEX for each year ending December 31, 2015, 2016, 2015, 2017 and 2018. 2019 based on midpoint of management guidance.
(2) Average estimated production for 2019 based on the midpoint of management guidance.

The Abraxas Advantage

ABRAXAS

- **Capital Structure Benefit**
  - RBL represents only meaningful form of leverage, no other balance sheet dilutives
  - Recently increased to $200MM
  - Provides ample liquidity to carry out current development plan and operate within cash flow
- **Basin / Geologic Benefit**
  - Core acreage positions in the Bakken and WTX (Delaware Basin)
  - Growing footprint of ~ 11,000 net mineral acres in WTX (95% Operated, predominately HBP)
  - ~68% of current volumes not exposed to WTX oil differentials
  - Deep inventory of high quality locations in WTX providing 15 years of development with 2 rigs [1]
- **Royalty / Leasehold Benefit**
  - Legacy high value acreage with favorable NRI's
  - Recent Permian and Bakken precedent M&A transactions carry a 25% royalty burden (75% Effective NRI)
  - AXAS Bakken Effective NRI's average ~82.5%, WTX ~80% providing meaningful minerals optionality
- **Commodity Benefit**
  - 67% of production from black oil, 81% from liquids
  - Imbedded hedge against current and forecasted depressed natural gas prices
- **Infrastructure Benefit**
  - Expanding network of in-field SWD's, frac-ponds, gathering and other infrastructure in place
  - Company owned & operated Ravin #1 Drilling Rig well suited and targeted for future WTX development
  - Provides significant infrastructure optionality

(1) Assumes 1,320' spacing per 640 acre DSU



Asset Base Overview

Delaware Basin

Permian Basin – Wolfcamp & Bone Spring



LEASEHOLD OPERATORS
ABRAXAS PET.
APACHE CORP.
ARRINGTON O&G
CALLON
CHEVRON
DEVON ENERGY
DIAMONDBACK
EXXON/XTO
FELIX ENERGY
OASIS PETROLEUM
HALCON
JAGGED PEAK ENERGY
MEWBOURNE
OXY
RKI
SHELL
SUNDOWN ENERGY
HBP LEGACY PROD.
Winkler
Ward

Map Source: Investor presentations, Drilling Info and management estimates.

Delaware Basin Inventory

- Abraxas has identified 270 net potential drilling locations assuming 1,320' (160-acre spacing), and 542 net potential locations assuming 660' (80-acre) spacing per 1 mile DSU across our leasehold [(1)]
- Approximately 32% of these locations could be combined in the future for long lateral development should conditions warrant
- Abraxas believes this location count is conservative as no locations have been assigned to benches that AXAS has not commercially proven

Formation	← 1 Mile →	Wells Drilled	Gross Locations 1320' Spacing	Net Locations 1320' Spacing	Gross Locations 660' Spacing	Net Locations 660' Spacing
Brushy Canyon						
Avalon						
2nd Bone Spring Shale						
3rd Bone Spring Shale		1	69	52	138	103
3rd Bone Spring Sand		2	62	47	124	92
Wolfcamp A1		7	67	50	139	103
Wolfcamp A2		7	54	40	114	85
Wolfcamp B		1	70	53	141	105
Wolfcamp C			37	28	72	54
Barnett						
Woodford						
	** Note: Illustration represents wells drilled on 1320' spacing Totals	18	359	270	728	542

DRILLED / PROVEN
ACTIVE APPRAISAL
UNQUANTIFIED UPSIDE



Shell #1H University 17-18
HSGR
0
150
P_RSHAL
2
2000
DPHZ_LS
0.2
0
3rd Bone Lime
3rd Bone Shale
3rd Bone Shale Target
3rd Bone Sand Target
Wolfcamp A1 Target
Wolfcamp A2 Target
Wolfcamp B Target

(1) Totals include 33 non-operated locations on 1,320' (160-acre) spacing, and 68 non-operated locations on 660' (80-acre) spacing

Evolution in the Delaware Basin

2012	2015	2019


Winkler
Ward
Central Basin Platform
Delaware Basin
Abraxas Operated Acreage
Abraxas Non-Operated Acreage
Reeves
Pecos


Winkler
Ward
Central Basin Platform
Delaware Basin
Abraxas Operated Acreage
Abraxas Non-Operated Acreage
Reeves
Pecos


Winkler
Ward
Central Basin Platform
Delaware Basin
Abraxas Operated Acreage
Abraxas Non-Operated Acreage
Reeves
Pecos

Recent WTX M&A relative to AXAS leasehold

ABRAXAS

A&D Market Update | Delaware A&D Transactions Heat Map (1)



Chaves
Eddy
Lea
Gaines
Dawson
Otero
Martin
Delaware Basin
CONCHO / RSP
$108K / Acre
$1.7MM / Location
OAS / FORGE
$46K / Acre
$1.6MM / Location
BP / BHP
$35K / Acre
$1.3MM / Location
Loving
Winkler
Ector
Midland
CIMAREX / RESOLUTE
$25K / Acre
$1.2MM / Location
ABRAXAS
Culberson
Crane
FANG / ENERGEN
$31K / Acre
$1.5MM / Location
HALCON / STA
$23K / Acre
$2.3MM / Location
Upton
Crockett
$K/Acre
LTM
<$2.5
$2.5 – 10
$10 – 20
$20 – 30
$30 – 50
>$50
Jeff Davis
CALLON / CIMAREX
$20K / Acre
$1.4MM / Location

1. Source: Detring Energy Advisors and PLS M&A database. Acreage metrics exclude estimated PDP value.

DETRING ENERGY ADVISORS

Delaware Basin

Caprito Development


3rd Bone Spring
Wolfcamp A1
Wolfcamp A2
Wolfcamp B
1 mile
= Original 15 wells @ 1320' spacing
= Additional 15 wells @ 660' down spacing


97
4
78
83
98
3
79
18
82
99
2
81
100
1
27
ABRAXAS
DELAWARE BASIN
Ward County, TX
FEET

Delaware Basin – 3rd Bone Spring

3rd Bone Spring Average vs. Type



BOE/D
1000
900
800
700
600
500
400
300
200
100
0
0
50
100
150
200
250
300
350
Data limiting:
Expression
Line by:
GENERATI...
Color by:
GENERATI...
TYPE-3RD BS
3RD BS AVG
WELL COUNT
3
2
1
0
DAYS

Delaware Basin – Wolfcamp A1

Wolfcamp A1 Average vs. Type



BOE/D
900
800
700
600
500
400
300
200
100
0
0 50 100 150 200 250 300 350 400 450 500 550
Data limiting
Expression
Line by:
Color by:
TYPE-WC A1
WC A1 AVG
WELL COUNT
6
4
2
0
0 50 100 150 200 250 300 350 400 450 500 550
DAYS

Delaware Basin – Wolfcamp A2

Wolfcamp A2 Average vs. Type



BOE/D
900
800
700
600
500
400
300
200
100
0
0 50 100 150 200 250 300 350 400 450 500 550 600 650 700
Data limiting: Expression
Line by:
Color by:
TYPE-WC A2
WC A2 AVG
WELL COUNT
6
4
2
0
0 50 100 150 200 250 300 350 400 450 500 550 600 650 700
DAYS

Delaware Basin – Wolfcamp B

ABRAXAS

Wolfcamp B Average vs. Type



Data limiting:
Expression
Line by:
Color by:
TYPE-WC B
WC B AVG
BOE/D
800
700
600
500
400
300
200
100
0
0
50
100
150
200
250
300
350
WELL COUNT
3
2
1
0
DAYS

Delaware Basin

Economics by Zone - EOY17 Model

Third Bone Spring	Wolfcamp A1	Wolfcamp A2	Wolfcamp B
Abraxas EOY17 Assumptions ▪ 630 MBOE gross type curve • 84% Oil • Initial rate: 1,100 boepd • di: 99.9% • dm: 6.0% • b-factor: 1.4 ▪ Assumed CWC: $7.3 million	Abraxas EOY17 Assumptions ▪ 650 MBOE gross type curve • 82% Oil • Initial rate: 690 boepd • di: 95.0% • dm: 7.0% • b-factor: 1.4 ▪ Assumed CWC: $7.3 million	Abraxas EOY17 Assumptions ▪ 620 MBOE gross type curve • 77% Oil • Initial rate: 650 boepd • di: 95.0% • dm: 7.0% • b-factor: 1.4 ▪ Assumed CWC: $7.3 million	Abraxas EOY17 Assumptions ▪ 535 MBOE gross type curve • 85% Oil • Initial rate: 580 boepd • di: 95.0% • dm: 7.0% • b-factor: 1.4 ▪ Assumed CWC: $7.3 million


ROR vs. WTI


ROR vs. WTI


ROR vs. WTI


ROR vs. WTI

Bakken/Three Forks

Bakken / Three Forks (McKenzie Cty., ND)

- **Asset Highlights:**
- ~ 4,000 net acres in the heart of McKenzie Cty.
- 63 wells drilled by Abraxas (34MB / 29TF1)
- 59 completions, 4 DUC's (Lillibridge DSU)
- Cum Production ~ 10.5 MMbo / 14.9 MMboe
- Current Net Production ~ 7,000 boepd
- Remaining Locations:
  - 39 (8MB / 11TF1 / 20TF2)
- Refrac Candidates ~ 20



150N 97W
LILLIBRIDGE
STENEHJEM
RAVIN
JORE FEDERAL
YELLOWSTONE
NORTH FORK/Pershing
Middle Bakken Proposed
Three Forks Proposed
Middle Bakken Completed
Three Forks Completed

Bakken/Three Forks

Remaining Inventory

Remaining Locations (19 Total - 8 MB, 11 TF1)


150N 97W
Lillibridge
Stenehjem
Ravin
Jore Federal
Yellowstone
NORTH FORK/Pershing

- Jore Federal WI ~ 75% (3MB, 7TF1)
- Yellowstone WI ~51.5% (4MB, 4TF1)
- Ravin WI ~ 48.6% (1 MB)

Three Forks 2nd Bench (20 TF2 PUD's booked)


CLR Bailey
Lillibridge
Stenehjem
Ravin
CLR Wiley
XTO
Jore Federal
Yellowstone
Three Forks 2nd Bench

- AXAS book type curve = 555 MBOE
- CLR results > 1,000 MBOE
- AXAS spacing = 1,320'; CLR spacing = 990'

Bakken Completion Evolution: 2010 - 2019

ABRAXAS

Highlights –

- Increase in prop mass and fluid volume
- Increase in stages and adding diverters to drive cluster efficiency
- Using thinner fluids to promote complexity

	GEN 1	GEN 2	GEN 3	GEN 4	GEN 5
PIPE EXIT METHOD	SLEEVES	PERF/SLEEVE HYBRID	PERF/SLEEVE HYBRID	PERFS	PERFS
ISOLATION	SWELL PACKERS	SWELL PACKERS	SWELL PACKERS	CEMENTED	CEMENTED
STAGES	27	33	41	41	60
PROP MASS (PPF)	400	600	750	800	850
PROP SIZE	100M 30/50 20/40	100M 30/50 20/40	100M 30/50 20/40	100M 30/50 20/40	100M 30/50 20/40
PROP TYPE	50/50 WHITE, CERAMIC	80/20 WHITE, CERAMIC	100% WHITE	100% WHITE	100% WHITE
FLUID USE (BPF)	7	11	15	17	20
FLUID TYPE	SW/XLINK	SW/XLINK	HVFR	HVFR	HVFR
AVG PROP CONC (PPA	1.4	1.3	1.2	1.1	1.0
RATE (BPM)	30	30	30	50	60
DIVERSION	NO	NO	PLA GRANULAR	PLA GRANULAR	PLA GRANULAR
LIMITED ENTRY	NO	NO	NO	NO	YES

SPE #184851 *"Re-designing from Scratch and Defending Offset Wells: Case Study of a Six-Well Bakken Zipper Project"*
World Oil, June 2017 *"From Scratch Redesign Yields Uplift in Legacy Bakken Field"*

Generational Uplift – Middle Bakken

North Fork Field

Middle Bakken Completion Generations vs. Type


2400
2200
2000
1800
1600
1400
1200
1000
800
600
400
200
0
BOEPD
0
20
40
60
80
100
120
140
160
180
DAYS
Data limiting:
Expression
Line by:
Color by:
TYPE-MB
MB GEN 1
MB GEN 2
MB GEN 3
MB GEN 4
MB GEN 5

Generational Uplift – Three Forks

North Fork Field

Three Forks Completion Generations vs. Type



Data limiting:
Expression
Line by:
GENERATION (binned)
Color by:
GENERATION (binned)
TYPE-TF
TF GEN 1
TF GEN 2
TF GEN 3
TF GEN 4
TF GEN 5
BOEPD
1300
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
0
20
40
60
80
100
120
140
160
180
DAYS

Bakken System Economics

Economics by Zone - EOY17 Model

Middle Bakken	Three Forks

Middle Bakken

Abraxas EOY17 Assumptions
- *880 MBOE gross type curve*
  - *76% Oil*
  - *Initial rate: 1,120 boepd*
  - *di: 98.5%*
  - *dm: 8.0%*
  - *b-factor: 1.5*
- *Assumed CWC: $7.0 million*



ROR vs. WTI
120
100
80
60
40
20
0
ROR (%)
$45
$50
$55
$60
$65
$70
$75
WTI ($/BBL)

Three Forks

Abraxas EOY17 Assumptions
- *785 MBOE gross type curve*
  - *73% Oil*
  - *Initial rate: 1,050 boepd*
  - *di: 98.5%*
  - *dm: 8.0%*
  - *b-factor: 1.5*
- *Assumed CWC: $7.0 million*



ROR vs. WTI
120
100
80
60
40
20
0
ROR (%)
$45
$50
$55
$60
$65
$70
$75
WTI ($/BBL)

Oil and Gas Marketing & Takeaway

	Delaware Basin	Bakken/Three Forks
Oil Marketing and Takeaway	**Caprito Area:** • Caprito oil production on pipe in May/June 2018 • Agreement with third party on long term contract • Rate of $0.65/bbl to Wink • Wink trades at a slight discount to Midland • Abraxas will likely add other units to the third party system as development progresses across the Company's Ward and Winkler County assets	**North Fork/Pershing Area:** • All oil production on pipe • Agreement with third parties on long term contract • Locked discount (including all tariff) of $4.70-$5.10 off NYMEX through February 2019 • Do not anticipate any issues with takeaway
Gas Marketing and Takeaway	**Delaware Basin:** • Majority of acreage dedicated on long term contract • Contract pays 100% of residue gas and 100% of NGLs with deductions for compression, gathering and processing • Majority sells/prices at Waha • Third party controls numerous processing facilities with an additional facility online in 4Q2018 • Third party has adequate capacity from Waha to Katy • Multiple sales outlets with ample capacity expected • Operational downtime improving	**North Fork/Pershing Area:** • Dedicated to third party on long term contract • $2.50+ operating cost minimum margin per Mcfe (Abraxas cannot receive a negative price) • Additional takeaway issues likely until third party completes a plant expansion in late 2019 • Additional midstream options expanding into the area • Abraxas actively pursuing alternative gas marketing options
Hedging	Actively hedging basis as and when advantageous from a cost perspective	Difficult from a liquidity and contract standpoint to hedge basis in the area

Abraxas Hedging Profile

ABRAXAS

	2019	2020	2021
Oil Swaps (bbls/day)	2,941	2,204	1,815
Swap Price ($/Bbl)[(2)]	$ 56.20	$ 54.35	$ 60.32
Mid-Cush Basis Swaps (bbls/day)	4,000	4,000	-
Swap Price ($/Bbl)[(3)]	$ (3.00)	$ (3.00)	$ -

(1) WTI - straight line average price. Includes 3,993 Bopd and 1,941 Bopd of WTI swaps in 2018 and 2019, respectively. Includes 500 Bopd and 1,000 Bopd of LLS swaps in 2018 and 2019, respectively.
(2) Argus Midland – NYM WTI CMA Differential

Appendix

Adjusted EBITDA Reconciliation

ABRAXAS

Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.

(In thousands)	Year End	
	2016	2017
Net (loss) income	($96,378)	$16,006
Net interest expense	$3,827	$2,496
Depreciation, depletion and amortization	$24,431	$26,226
Amortization of deferred financing fees	$1,019	$423
Stock-based compensation	$3,194	$3,238
Impairment	$67,626	$0
Unrealized (gain) loss on derivative contracts	$19,818	$4,299
Realized (gain) loss on monetized derivative contracts	$14,370	$0
Expenses incurred with offerings and execution of loan agreement	$1,747	$4,856
Other non-cash items	$494	$451
Bank EBITDA	$40,149	$57,994
Credit facility borrowings	$93,250	$84,250
Debt/Bank EBITDA	2.32x	1.45x

TTM Adjusted EBITDA Reconciliation

Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.

(In thousands)

	31-Dec-17	31-Mar-18	30-Jun-18	30-Sep-18	TTM
Net (loss) income	($4,109)	$10,779	($10,554)	$1,777	($2,107)
Net interest expense	959	1,198	1,493	1,952	5,602
Depreciation, depletion and amortization	8,560	10,130	8,705	11,011	38,406
Amortization of deferred financing fees	69	96	111	113	389
Stock-based compensation	739	586	879	428	2,633
Impairment	0	0	0	0	0
Unrealized (gain) loss on derivative contracts	11,258	4,094	13,705	6,840	35,897
Realized (gain) loss on monetized derivative contracts	0	0	0	0	0
Expenses incurred with offerings and execution of loan agreement	164	202	10	105	481
Other non-cash items	113	130	134	131	508
Bank EBITDA	$17,753	$27,216	$14,483	$22,357	$81,810
Credit facility borrowings					$146,000
Debt/Bank EBITDA					1.78x

Standardized Measure Reconciliation

PV-10 is the estimated present value of the future net revenues from our proved oil and gas reserves before income taxes discounted using a 10% discount rate. PV-10 is considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. We believe that PV-10 is an important measure that can be used to evaluate the relative significance of our oil and gas properties and that PV-10 is widely used by securities analysts and investors when evaluating oil and gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV-10 on the same basis. PV-10 is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes.
The following table provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows at December 31, 2017:

Total Proved	**31-Dec-17**
	($000)
Future cash inflows	$2,035,619
Future production costs	(609,921)
Future development costs	(461,619)
Future income tax expense	(83,915)
Present Worth at 10 Percent	$880,164
Discount	(474,423)
Standardized measure of discounted future net cash flows	$405,741